SCHEDULE A

(as of June 4, 2018)

Portfolio	Expense Cap (%)	Date of Expiration of Expense Cap
Invesco Dynamic Market ETF	0.60	8/31/19
Invesco DWA NASDAQ Momentum ETF	0.60	8/31/19
Invesco Dynamic Large Cap Growth ETF	0.60	8/31/19
Invesco Dynamic Large Cap Value ETF	0.60	8/31/19
Invesco Russell Midcap Pure Growth ETF	0.39	8/31/19
Invesco Russell Midcap Pure Value ETF	0.39	8/31/19
Invesco Russell 2000 Pure Growth ETF	0.39	8/31/19
Invesco Russell 2000 Pure Value ETF	0.39	8/31/19
Invesco Zacks Micro Cap ETF	0.60	8/31/19
Invesco Golden Dragon China ETF	0.60	8/31/19
Invesco WilderHill Clean Energy ETF	0.60	8/31/19
Invesco High Yield Equity Dividend Achievers™ ETF	0.50	8/31/19
Invesco S&P 500® Quality ETF	0.29	8/31/19
Invesco Aerospace & Defense ETF	0.60	8/31/19
Invesco Dynamic Biotechnology & Genome ETF	0.60	8/31/19
Invesco Dynamic Leisure and Entertainment ETF	0.60	8/31/19
Invesco Dynamic Food & Beverage ETF	0.60	8/31/19
Invesco Dynamic Media ETF	0.60	8/31/19
Invesco Dynamic Networking ETF	0.60	8/31/19
Invesco Dynamic Pharmaceuticals ETF	0.60	8/31/19
Invesco Dynamic Semiconductors ETF	0.60	8/31/19
Invesco Dynamic Software ETF	0.60	8/31/19
Invesco Dividend Achievers™ ETF	0.50	8/31/19
Invesco International Dividend Achievers™ ETF	0.50	8/31/19
Invesco Dynamic Building & Construction ETF	0.60	8/31/19
Invesco Dynamic Energy Exploration & Production ETF	0.60	8/31/19
Invesco Dynamic Oil & Gas Services ETF	0.60	8/31/19
Invesco Dynamic Retail ETF	0.60	8/31/19
Invesco DWA Utilities Momentum ETF	0.60	8/31/19
Invesco FTSE RAFI US 1000 ETF	0.39	8/31/19
Invesco Water Resources ETF	0.60	8/31/19
Invesco FTSE RAFI US 1500 Small-Mid ETF	0.39	8/31/19
Invesco Russell Top 200 Equal Weight ETF	0.25	8/31/19
Invesco Russell Midcap Equal Weight ETF	0.25	8/31/19
Invesco Russell 2000 Equal Weight ETF	0.25	8/31/19
Invesco DWA Basic Materials Momentum ETF	0.60	8/31/19
Invesco DWA Consumer Cyclicals Momentum ETF	0.60	8/31/19
Invesco DWA Consumer Staples Momentum ETF	0.60	8/31/19
Invesco DWA Energy Momentum ETF	0.60	8/31/19
Invesco DWA Financial Momentum ETF	0.60	8/31/19
Invesco DWA Industrials Momentum ETF	0.60	8/31/19
Invesco DWA Healthcare Momentum ETF	0.60	8/31/19
Invesco DWA Technology Momentum ETF	0.60	8/31/19
Invesco BuyBack Achievers™ ETF	0.60	8/31/19
Invesco Cleantech™ ETF	0.60	8/31/19

Invesco Financial Preferred ETF	0.60		8/31/19
Invesco Global Listed Private Equity ETF	0.60		8/31/19
Invesco DWA Momentum ETF	0.60		8/31/19
Invesco WilderHill Progressive Energy ETF	0.60		8/31/19
Invesco Russell Top 200 Pure Growth ETF	0.39		8/31/19
Invesco Russell Top 200 Pure Value ETF	0.39		8/31/19
Invesco BRIC ETF	0.60	*	5/18/2020	*****
Invesco Insider Sentiment ETF	0.60	*	4/6/2020	****
Invesco S&P Spin-Off ETF	0.60	*	4/6/2020	****
Invesco Zacks Mid-Cap ETF	0.60	*	4/6/2020	****
Invesco Zacks Multi-Asset Income ETF	0.60	*	4/6/2020	****
Invesco Canadian Energy Income ETF	0.65	*	5/18/2020	***
Invesco China Real Estate ETF	0.65	*	12/31/2020	**
Invesco China Small Cap ETF	0.70	*	5/18/2020	***
Invesco Frontier Markets ETF	0.65	*	12/31/2020	**
Invesco MSCI Global Timber ETF	0.55	*	12/31/2020	**
Invesco S&P Global Dividend Opportunities Index ETF	0.60	*	12/31/2020	**
Invesco S&P Global Water Index ETF	0.63	*	4/6/2020	****
Invesco Solar ETF	0.65	*	5/18/2020	*****
Invesco Zacks International Multi-Asset Income ETF	0.65	*	12/31/2020	**
Invesco Ultra Short Duration ETF	0.27		12/31/2020	**
Invesco Defensive Equity ETF	0.60		4/6/2020	****

*	The Adviser further agrees to reimburse the Fund in the amount equal to the licensing fees that the Fund pays that cause the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses (as defined in SEC Form N-1A) and extraordinary expenses) to exceed the amount shown below through the Initial Term:

Portfolio	Operating Expenses (%)	Portfolio	Operating Expenses (%)
Invesco BRIC ETF	0.64	Invesco Frontier Markets ETF	0.70
Invesco Insider Sentiment ETF	0.60	Invesco MSCI Global Timber ETF	0.55
Invesco S&P Spin-Off ETF	0.64	Invesco S&P Global Dividend Opportunities Index ETF	0.64
Invesco Zacks Mid-Cap ETF	0.65	Invesco S&P Global Water Index ETF	0.63
Invesco Zacks Multi-Asset Income ETF	0.65	Invesco Solar ETF	0.70
Invesco Canadian Energy Income ETF	0.66	Invesco Zacks International Multi-Asset Income ETF	0.70
Invesco China Real Estate ETF	0.70	Invesco China Small Cap ETF	0.75

**	The Initial Term of the Fund’s Expense Cap is December 31, 2020. Neither the Adviser nor the Fund can discontinue the Agreement prior to the end of the Initial Term.
***	The Initial Term of the Fund’s Expense Cap is the later of May 18, 2020 or December 31, 2020. Neither the Adviser nor the Fund can discontinue the Agreement prior to the end of the Initial Term.

****	The Initial Term of the Fund’s Expense Cap is April 6, 2020. Neither the Adviser nor the Fund can discontinue the Agreement prior to the end of the Initial Term.
*****	The Initial Term of the Fund’s Expense Cap is May 18, 2020. Neither the Adviser nor the Fund can discontinue the Agreement prior to the end of the Initial Term.

[signature page follows]

INVESCO EXCHANGE-TRADED FUND TRUST

By:
Name: Daniel E. Draper
Title: President

INVESCO EXCHANGE-TRADED FUND TRUST II

By:

Name: Daniel E. Draper
Title: President

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

By:
Name: Daniel E. Draper
Title: President

INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:
Name: Daniel E. Draper
Title: President

INVESCO CAPITAL MANAGEMENT LLC

By:
Name: Daniel E. Draper
Title: Managing Director